Post-Balance Sheet Events	12 Months Ended
Dec. 31, 2024
Events After Reporting Period [Abstract]
Post-Balance Sheet Events	Post-balance sheet events
Post-balance sheet events were originally evaluated up to March 25, 2025, the date these Consolidated Financial Statements were previously authorised for issue. Following the re-issuance of these Consolidated Financial Statements on July 2, 2025, post balance sheet events have been re-evaluated to this date. This assessment has resulted in the disclosure of additional non-adjusting events, but did not lead to a change in the recognition or measurement of amounts reported in the Consolidated Financial Statements.
With effect from January 1, 2025, segment earnings are presented on an Adjusted Earnings basis (Adjusted Earnings), which is the earnings measure used by the Chief Executive Officer, who serves as the Chief Operating Decision Maker, for the purposes of making decisions about allocating resources and assessing performance. This aligns with Shell's focus on performance, discipline and simplification. The Adjusted Earnings measure is presented on a current cost of supplies (CCS) basis and aims to facilitate a comparative understanding of Shell's financial performance from period to period by removing the effects of oil price changes on inventory carrying amounts and removing the effects of identified items. Identified items are in some cases driven by external factors and may, either individually or collectively, hinder the comparative understanding of Shell's financial results from period to period. The segment earnings measure used until December 31, 2024, was CCS earnings. The difference between CCS earnings and Adjusted Earnings are the identified items.
On January 23, 2025, and March 4, 2025, Shell announced changes to the Executive Committee. As per the announcements, with effect from April 1, 2025, the most senior leadership structure will be delayered to reflect the three primary areas of business value – Integrated Gas; Upstream; and Downstream, Renewables and Energy Solutions, while elevating Trading and Supply. These changes will not affect Shell's reporting segments as the changes do not impact how the Chief Executive Officer, who serves as the Chief Operating Decision Maker, makes decisions about allocating resources and assessing performance.
On March 13, 2025, Shell completed the sale of The Shell Petroleum Development Company of Nigeria Limited (SPDC) to Renaissance, as announced on January 16, 2024. The divestment of SPDC aligns with Shell’s intent to simplify its presence in Nigeria through an exit of onshore oil production in the Niger Delta and a focus of future disciplined investment in its deep-water and integrated gas positions. Completion of the sale did not lead to a significant gain or loss on disposal. At closing, Shell provided secured term loans to SPDC to cover a variety of funding requirements, of which $0.8 billion was drawn at closing.
At Shell plc’s Annual General Meeting on May 20, 2025, the Board was authorised to allot ordinary shares in Shell plc, and to grant rights to subscribe for, or to convert, any security into ordinary shares in Shell plc, up to an aggregate nominal amount of approximately €140 million (representing approximately 2,007 million ordinary shares of €0.07 each), and to list such shares or rights on any stock exchange. This authority expires at the earlier of the close of business on August 19, 2026, or the end of the Annual General Meeting to be held in 2026, unless previously renewed, revoked or varied by Shell plc in a general meeting.
In 2025, until the issuance of these Consolidated Financial Statements the Company paid dividends to its shareholders of $4.3 billion and repurchased shares for an amount of $6.8 billion.